SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549




                             FORM 8-K
                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):      November 7, 1997



                      AREMISSOFT CORPORATION
                [formerly Juno Acquisitions, Inc.]
      (Exact name of registrant as specified in its charter)




      State of
       NEVADA                             33-81666              13-3690905
(State or other jurisdiction       (Commission File Number)   (IRS Employer
of incorporation or organization)                          Identification No.)





          3323 Watt Avenue, Suite 150, Sacramento, California      95821
               (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:    (916) 442-0400

ITEM 5.    OTHER EVENTS

     Juno Acquisitions, Inc. (the "Company") was previously a corporation without operating activity. As stated in the Form 8-K filed on October 27, 1997, the Company acquired L.K. Global Information Systems BV, a Netherlands corporation, in a reverse stock acquisition. The new business of the Company is the development and sale of software and information systems on a global basis.

     To better reflect the Company's new business, it proposed changing its name to AREMISSOFT CORPORATION. Proxies presenting this proposal were submitted to the shareholders of the Company. On November 7, 1997, at a duly held and noticed meeting, a vote was held and a majority of the Company's shareholders voted in favor of changing the Company's name to AREMISSOFT CORPORATION.


                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE:  November 7, 1997          AREMISSOFT CORPORATION
                                 [FORMERLY JUNO ACQUISITIONS, INC.]

                                 DR. LYCOURGOS K. KYPRIANOU

                                 Dr. Lycourgos K. Kyprianou,
                                 Chief Executive Officer